SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): September 10, 2003

LEVI STRAUSS & CO.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	333-36234	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET SAN FRANCISCO, CALIFORNIA 94111

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(415) 501-6000

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press release dated September 10, 2003.

ITEM 9.	REGULATION FD DISCLOSURE

On September 10, 2003, Levi Strauss & Co. issued a press release titled “Levi Strauss & Co. Reports Third-Quarter Sales Gain; The Company Announces Additional Business Initiatives”, reporting its preliminary third-quarter results. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 9, including the exhibit thereto, is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

ITEM 12.	RESULTS OF OPERATION AND FINANCIAL CONDITION

On September 10, 2003, Levi Strauss & Co. issued a press release titled “Levi Strauss & Co. Reports Third-Quarter Sales Gain; The Company Announces Additional Business Initiatives”, reporting its preliminary third-quarter results. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 12, including the exhibit thereto, is furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE: September 10, 2003	By:	/s/ William B. Chiasson
	Name:	William B. Chiasson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 10, 2003.